ITW Conference Call
Fourth Quarter
2009
Exhibit 99.2

ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2010 Forecasts…………………… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements
  This conference call contains forward-looking statements
 within the meaning of the Private Securities Litigation Reform
 Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted income per
 share from continuing operations, restructuring expenses and related benefits, tax rates, end market conditions, and the
 Company’s related 2010 forecasts. These statements are
 subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those
 anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K, as updated by our Current Report on
 Form 8-K filed August 7, 2009 for 2008.

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 February 10, 2010
Webcast / PowerPoint replay available at
 itw.com website

2008 Q4	2009 Q4	F(U) Last Year Amount	%
Operating Revenues	3,954.0	3,757.4	(196.6)	-5.0%
Operating Income	454.5	476.3	21.8	4.8%
% of Revenues	11.5%	12.7%	1.2%	
Income from Continuing Operations				
Income Amount	302.5	495.6	193.1	63.8%
Income Per Share-Diluted	0.59	0.98	0.39	66.1%
Net Income				
Income Amount	233.8	507.4	273.6	117.0%
Income Per Share-Diluted	0.46	1.01	0.55	119.6%
Free Operating Cash Flow	501.4	433.6	(67.8)	-13.5%

ITW
Quarterly Highlights

% F(U) Prior Year		
	Operating Revenues	Operating Income	Operating Margins
Base Manufacturing Business			
Operating Leverage	-10.0%	-35.6%	-3.3%
Changes in VM & OH costs	-	38.1%	4.9%
Total	-10.0%	2.5%	1.6%
Acquisitions/Divestitures	1.7%	0.2%	-0.2%
Translation	3.3%	3.2%	-0.1%
Impairment	-	-0.8%	-0.1%
Restructuring	-	-0.3%	-
Other	-	-	-
Total	-5.0%	4.8%	1.2%

ITW
Quarterly Operating Analysis

2008 Q4	2009 Q4	F(U) Last Year Amount	%
Operating Income	454.5	476.3	21.8	4.8%
Interest Expense	(42.2)	(43.8)	(1.6)	
Other Income (expense)	(15.2)	5.6	20.8	
Income from Continuing Operations-Pretax	397.1	438.1	41.0	10.3%
Income Taxes	94.6	(57.5)	152.1	
% to Pretax Income	23.8%	-13.1%	36.9%	
Income from Continuing Operations	302.5	495.6	193.1	63.8%
Income (Loss) from Discontinued Operations	(68.7)	11.8	80.5	
Net Income	233.8	507.4	273.6	117.0%

ITW
Non Operating & Taxes

2008	2009	F(U) Last Year Amount	%
Operating Revenues	17,100.3	13,877.1	(3,223.2)	-18.8%
Operating Income	2,501.3	1,386.0	(1,115.3)	-44.6%
% of Revenues	14.6%	10.0%	-4.6%	
Income from Continuing Operations				
Income Amount	1,691.1	969.5	(721.6)	-42.7%
Income Per Share-Diluted	3.24	1.93	(1.31)	-40.4%
Net Income				
Income Amount	1,519.0	947.0	(572.0)	-37.7%
Income Per Share-Diluted	2.91	1.89	(1.02)	-35.1%
Free Operating Cash Flow	1,859.9	1,899.5	39.6	2.1%

ITW
Full Year Highlights

% F(U) Prior Year		
	Operating Revenues	Operating Income	Operating Margins
Base Manufacturing Business			
Operating Leverage	-18.4%	-51.8%	-6.0%
Changes in VM & OH costs	-	21.2%	3.8%
Total	-18.4%	-30.6%	-2.2%
Acquisitions/Divestitures	4.2%	-	-0.6%
Translation	-4.8%	-5.8%	-0.4%
Impairment	-	-4.1%	-0.7%
Restructuring	-	-4.1%	-0.7%
Other	0.2%	-	-
Total	-18.8%	-44.6%	-4.6%

ITW
Full Year Operating Analysis

12/31/08	9/30/09	12/31/09
Trade Receivables	2,572.0	2,410.7	2,491.5
Days Sales Outstanding	58.5	60.6	59.7
Inventories	1,774.7	1,361.2	1,356.2
Months on Hand	2.0	1.8	1.7
Prepaids and Other Current Assets	375.8	327.1	276.2
Accounts Payable & Accrued Expenses	(1,999.1)	(2,018.1)	(2,049.0)
Operating Working Capital	2,723.4	2,080.9	2,074.9
% to Revenue(Prior 4 Qtrs.)	16%	15%	15%
Net Plant & Equipment	2,109.4	2,107.1	2,136.5
Investments	465.9	456.5	451.3
Goodwill and Intangibles	6,297.2	6,374.1	6,584.1
Net Assets Held for Sale	61.5	-	-
Other, net	(1,043.4)	(782.3)	(619.1)
Invested Capital	10,614.0	10,236.3	10,627.7
ROIC - excluding 4Q09 tax charges	12.3%	12.7%	13.9%

ITW
Invested Capital

12/31/08	9/30/09	12/31/09
Total Capital			
Short Term Debt	2,434.0	67.5	213.7
Long Term Debt	1,247.9	2,869.4	2,914.9
Total Debt	3,681.9	2,936.9	3,128.6
Stockholders' Equity	7,675.1	8,242.3	8,817.9
Total Capital	11,357.0	11,179.2	11,946.5
Less:			
Cash	(743.0)	(942.9)	(1,318.8)
Net Debt & Equity	10,614.0	10,236.3	10,627.7
Debt to Total Capital	32%	26%	26%
Shares outstanding at end of period	499.1	500.9	502.3

11

ITW
Debt & Equity

2008 Q4	2009 Q4
Net Income	233.8	507.4
Adjust for Non-Cash Items	106.0	(230.0)
Changes in Operating Assets & Liabilities	249.6	228.9
Net Cash From Operating Activities	589.4	506.3
Additions to Plant & Equipment	(88.0)	(72.7)
Free Operating Cash Flow	501.4	433.6
Stock Repurchases	(399.0)	-
Acquisitions	(222.7)	(163.3)
Proceeds (Loss) from Divestitures	(0.3)	0.9
Dividends	(158.5)	(155.3)
Proceeds (Repayments) from Debt	195.0	138.0
Proceeds from Investments	5.4	9.7
Other	(46.0)	112.3
Net Cash Increase(Decrease)	(124.7)	375.9

ITW
Cash Flow

2008				2009			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Annual Revenues Acquired	230	308	847	154	75	54	6	155
Purchase Price								
Cash Paid	223	439	745	190	65	33	3	185
Number of Acquisitions	16	10	14	10	6	5	2	7

ITW
Acquisitions

Operating Revenues	Operating Income	Operating Margins
2008 Q4	541.0	16.7	3.1%
2009 Q4	593.1	88.8	15.0%
$ F(U)	52.1	72.1	11.9%
% F(U)	9.6%	430.2%	
% F(U) Prior Year			
Base Business			
Operating Leverage	6.3%	70.2%	1.9%
Changes in VM & OH costs	-	282.0%	8.2%
Total	6.3%	352.2%	10.1%
Acquisitions/Divestitures	-0.3%	2.1%	0.1%
Translation	3.7%	25.0%	0.2%
Impairment	-	-	-
Restructuring	-	51.0%	1.5%
Other	-0.1%	-0.1%	-
Total	9.6%	430.2%	11.9%

14

Transportation
Quarterly Analysis

Transportation
Key Points
• Total segment base revenues (+6.3% in Q4 ’09 vs. -7.9% in Q3 ’09)
 improved sequentially as Q4 auto builds significantly ramped up in Europe and North America
• Auto OEM/Tiers: Worldwide base revenues +8.8% in Q4 ’09 vs.
 -9.7% in Q3 ’09
 – European Q4 builds: 5.1 million vehicles in Q4 ‘09 vs. 3.9 million vehicles in Q3 ’09
 • Virtually all OEM’s boost production
 – North American Q4 auto builds: 2.7 million vehicles vs. 2.4 million vehicles in Q3 ’09
 • Detroit: +16% in Q4 ’09; New Domestics: +15% in Q4 ’09
• Auto aftermarket Q4 worldwide base revenues: -3.0% in Q4 ’09 vs.
 -4.5% in Q3 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q4	576.9	40.0	6.9%
2009 Q4	519.7	37.9	7.3%
$ F(U)	(57.2)	(2.1)	0.4%
% F(U)	-9.9%	-5.3%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-16.3%	-89.3%	-6.1%
Changes in VM & OH costs	-	88.4%	7.3%
Total	-16.3%	-0.9%	1.2%
Acquisitions	2.3%	0.8%	-0.1%
Translation	4.0%	4.8%	0.1%
Impairment	-	-	-
Restructuring	-	-10.0%	-0.8%
Other	0.1%	-	-
Total	-9.9%	-5.3%	0.4%

16

Industrial Packaging
Quarterly Analysis

Industrial Packaging
Key Points
• Total segment base revenues continued to show signs of
 improvement: -16.3% in Q4 ’09 vs. -23.3% in Q3 ’09 as
 industrial production metrics in U.S. and Europe became
 less negative
• Total North American industrial packaging business:
 -12.4% in Q4 ’09 vs. -27.0% in Q3 ’09
 – End markets associated with primary metals and
 construction show modest improvement as year
 progressed
• Total international industrial packaging business: -19.4%
 in Q4 ’09 vs. -25.0% in Q3 ’09

Operating Revenues	Operating Income	Operating Margins
2008 Q4	542.3	88.7	16.4%
2009 Q4	489.4	68.6	14.0%
$ F(U)	(52.9)	(20.1)	-2.4%
% F(U)	-9.8%	-22.6%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-12.5%	-32.8%	-3.8%
Changes in VM & OH costs	-	14.9%	2.8%
Total	-12.5%	-17.9%	-1.0%
Acquisitions	0.6%	0.2%	-0.1%
Translation	2.2%	1.1%	-0.1%
Impairment	-	-	-
Restructuring	-	-6.0%	-1.1%
Other	-0.1%	-	-0.1%
Total	-9.8%	-22.6%	-2.4%

18

Food Equipment
Quarterly Analysis

Food Equipment
Key Points
• Total segment Q4 base revenues: -12.5% vs. -6.3% in Q3 ’09 due to soft equipment sales
• North America Q4 base revenues: -14.6% vs. -8.0% in Q3 ’09 as customers continue to delay equipment purchases
• North America Q4 service revenues continue to be bright
 spot: -0.8% vs. flat in Q3 ’09
• International Q4 base revenues: -10.5% vs. -4.9% in Q3 ’09 as demand for equipment weakens in Europe and Asia - Pacific

Operating Revenues	Operating Income	Operating Margins
2008 Q4	504.9	78.5	15.6%
2009 Q4	414.8	60.4	14.6%
$ F(U)	(90.1)	(18.1)	-1.0%
% F(U)	-17.9%	-23.1%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-21.6%	-54.4%	-6.5%
Changes in VM & OH costs	-	38.6%	7.7%
Total	-21.6%	-15.8%	1.2%
Acquisitions	2.2%	0.1%	-0.4%
Translation	1.5%	0.2%	-0.2%
Impairment	-	-4.5%	-0.9%
Restructuring	-	-3.2%	-0.6%
Other	-	0.1%	-0.1%
Total	-17.9%	-23.1%	-1.0%

20

Power Systems and Electronics
Quarterly Analysis

Power Systems and Electronics
Key Points
• Total segment base revenues improve sequentially: -21.6% in
 Q4 ’09 vs. -34.2% in Q3 ’09
• In Q4, Welding’s worldwide base revenues: -24.9% vs. -36.2%
 in Q3 ’09
 – Q4 North America base revenues:-25.6% vs. -40.0% in Q3
 ’09
 – Q4 International base revenues:-23.5% vs. -26.7% in Q3
 ’09
• Q4 PC board base revenues significantly improved: -14.5%
 vs. -42.3% in Q3 ’09 as consumer electronics demand ramps
 up

Operating Revenues	Operating Income	Operating Margins
2008 Q4	415.5	37.6	9.0%
2009 Q4	432.3	42.6	9.9%
$ F(U)	16.8	5.0	0.9%
% F(U)	4.0%	13.5%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-5.5%	-27.2%	-2.1%
Changes in VM & OH costs	-	25.8%	2.5%
Total	-5.5%	-1.4%	0.4%
Acquisitions	0.8%	-1.4%	-0.2%
Translation	8.8%	8.9%	-0.1%
Impairment	-	-	-
Restructuring	-	7.4%	0.7%
Other	-0.1%	-	0.1%
Total	4.0%	13.5%	0.9%

22

Construction Products
Quarterly Analysis

Construction Products
Key Points
• Total segment base revenues: -5.5% in Q4 ’09 vs. -16.5% in Q3 ’09
• North America Q4 base revenues: -9.0% vs. -27.3% in Q3 ‘09
 – Q4 Residential base revenues: -7.2% vs. -30.4% in Q3 ’09; Q4 new housing starts at 554,000 units (16% y/o/y decrease)
 – Q4 Renovation base revenues: -2.3% vs. -20.5% in Q3 ’09; Box
 Store penetration improves
 – Q4 Commercial Construction base revenues: -13.5% vs. -27.0% in
 Q3 ’09; Dodge Index still reflects weak building environment
• International Q4 base revenues: -4.2% vs. -13.2% in Q3 ‘09
 – Q4 Europe base revenues: -8.9% vs. -22.0% in Q3 ‘09
 – Q4 Asia-Pacific base revenues: +2.4% vs. flat in Q3 ‘09

Operating Revenues	Operating Income	Operating Margins
2008 Q4	325.5	36.8	11.3%
2009 Q4	321.8	43.7	13.6%
$ F(U)	(3.7)	6.9	2.3%
% F(U)	-1.2%	18.7%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-4.7%	-16.8%	-1.4%
Changes in VM & OH costs	-	27.7%	3.3%
Total	-4.7%	10.9%	1.9%
Acquisitions	1.1%	0.8%	-0.1%
Translation	2.5%	4.0%	0.1%
Impairment	-	-	-
Restructuring	-	2.9%	0.4%
Other	-0.1%	0.1%	-
Total	-1.2%	18.7%	2.3%

24

Polymers and Fluids
Quarterly Analysis

Polymers and Fluids
Key Points
• Total segment base revenues: -4.7% in Q4 ’09 vs. -13.9% in
 Q3 ’09
• Q4 Worldwide Fluids: +0.6% vs. -11.9% in Q3 ’09
 – Improved North America business performance linked
 to increased demand for hygiene and MRO products
• Q4 Worldwide Polymers: -6.9% vs. -16.8% in Q3 ‘09
 – Polymers businesses constrained by exposure to
 general industrial and construction end markets

Operating Revenues	Operating Income	Operating Margins
2008 Q4	275.6	34.4	12.5%
2009 Q4	255.9	24.0	9.4%
$ F(U)	(19.7)	(10.4)	-3.1%
% F(U)	-7.2%	-30.1%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-10.3%	-32.9%	-3.2%
Changes in VM & OH costs	-	12.5%	1.7%
Total	-10.3%	-20.4%	-1.5%
Acquisitions	-	-	-
Translation	3.1%	0.5%	-0.3%
Impairment	-	-	-
Restructuring	-	-10.1%	-1.4%
Other	-	-0.1%	0.1%
Total	-7.2%	-30.1%	-3.1%

Decorative Surfaces
Quarterly Analysis

Decorative Surfaces
Key Points
• Total segment base revenues: -10.3% in Q4 ’09 vs. -15.6%
 in Q3 ’09
• North America laminate Q4 base revenues: -15.9% vs.
 -20.6% in Q3 ’09
 – Due to North America and commercial construction mix,
 demand for high pressure laminate remained
 constrained
• International Q4 base revenues: -3.5% vs. -10.7% in Q3 ’09
 – Europe and Asia-Pacific outperformed U.S.

Operating Revenues	Operating Income	Operating Margins
2008 Q4	783.2	121.8	15.5%
2009 Q4	740.4	110.3	14.9%
$ F(U)	(42.8)	(11.5)	-0.6%
% F(U)	-5.5%	-9.4%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-11.9%	-34.7%	-4.0%
Changes in VM & OH costs	-	22.1%	3.9%
Total	-11.9%	-12.6%	-0.1%
Acquisitions	4.4%	-	-0.7%
Translation	2.0%	1.8%	-
Impairment	-	-	-
Restructuring	-	1.4%	0.2%
Other	-	-	-
Total	-5.5%	-9.4%	-0.6%

28

All Other
Quarterly Analysis

All Other
Key Points
• Total segment base revenues: -11.9% in Q4 ’09 vs.
 -18.9% in Q3 ’09
 – Q4 industrial/appliance base revenues: -2.6% vs.
 -21.8% in Q3 ’09; improvement largely due to energy
 efficiency initiatives in appliance sector
 – Q4 worldwide consumer packaging base revenues:
 -8.5% vs. -11.7% in Q3 ’09; soft consumer spending
 impacts these businesses
 – Q4 worldwide test and measurement base revenues:
 -13.0% vs. -21.8% in Q3 ’09; weak “cap ex” spending
 in North America, Europe and Asia still impacting
 sales

Low	High	Mid Point
1st Quarter 2010			
Total Revenues	14%	18%	16%
Diluted Income per Share - Continuing	$0.48	$0.60	$0.54
% F(U) 1st Quarter 2009 *	129%	186%	157%
Full Year 2010			
Total Revenues	10%	14%	12%
Diluted Income per Share - Continuing	$2.43	$2.93	$2.68
% F(U) 2009	26%	52%	39%

* Based on 1st quarter 2009 diluted income of .21 cents per share excluding impairment & tax charges.

30

ITW
2010 Forecast

ITW 2010 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $300 to $500 million
 range for the year
• Restructuring costs of $50 to $100 million for
 the full year
• Tax rate range of 28.75% to 29.25% for the 1st
 quarter and the full year

ITW Conference Call

Q & A
Fourth Quarter
2009